                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


       Date of report (Date of earliest event reported): NOVEMBER 5, 1999


                          Commission File No. 0-24833




                                FUTURELINK CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                95-4763404
--------------------------------------------------------------------------------
     (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
      Incorporation or Organization)

100, 6 Morgan, Irvine, California                                          92618
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (ZIP Code)

                                 (949) 837-8252
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

           300, 250 - 6TH AVENUE S.W., CALGARY, ALBERTA CANADA T2P 3H7
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 5, 1999, the Company completed its previously announced acquisition of CN Networks, Inc. ("CNI"). Pursuant to the acquisition, CNI's shareholders received $3.9 million in cash and 1,181,816 shares of the Registrant's common stock. The Agreement and Plan of Reorganization and Merger dated September 7, 1999 (the "Acquisition Agreement") pursuant to which this acquisition was completed is attached as an exhibit hereto. The Acquisition Agreement was amended to provide that the acquisition would be effected no later than November 9, 1999 and to clarify certain terms of the Acquisition Agreement. This amendment to the Acquisition Agreement is also attached as an exhibit hereto and is incorporated herein by reference.

     Audited financial statements for CNI at December 31, 1998 and for the years ended December 31, 1997 and 1998 and unaudited financial statements for CNI at September 30, 1999 and for the nine months ended September 30, 1998 and 1999 are attached to this Current Report on Form 8-K. The Registrant intends to file unaudited pro forma financial statements for the fiscal year ended December 31, 1998 and for the nine months ended September 30, 1999 showing the impact of the CNI acquisition in a subsequent Current Report on Form 8-K or 8-K/A on or before December 31, 1999.


ITEM 5. OTHER EVENTS

     On November 17, 1999, the Registrant's board of directors formally accepted the resignation of Robert J. Kubbernus as a director. Mr. Kubbernus' resignation as Director of the Registrant is effective that date.

     In his verbal reasons for resigning, Mr. Kubbernus expressed personal reasons for his decision. Mr. Kubbernus made no reference to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices and the Registrant is not aware of any such disagreements. A copy of Mr. Kubbernus' letter of resignation dated November 15, 1999 which was sent to the Registrant's board of directors is attached as an Exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     Audited financial statements for CNI as at December 31, 1998 and for the years ended December 31, 1997 and 1998 and unaudited financial statements for CNI as at September 30, 1999 and for the nine month periods ended September 30, 1998 and 1999 are attached to this Report.

(b)  PRO  FORMA FINANCIAL INFORMATION:

     Pro forma financial information is not included with this Current Report on Form 8-K. Unaudited pro forma financial statements showing the combination of the Registrant with CNI as at December 31, 1998 and for the year ended December 31, 1998 and as at September 30, 1999 and for the nine months ended September 30, 1999 will be provided in a subsequent filing which the Registrant intends to file on or before December 31, 1999.

(c) EXHIBITS:

      2.1  Agreement and Plan of Reorganization and Merger dated
           September 7, 1999 among FutureLink Distribution Corp., a Colorado corporation, FutureLink Pleasanton Acquisition Corp., a Delaware corporation and CN Networks, Inc., among others.

      2.2 Amending Agreement dated October 31, 1999 to the Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution Corp., a Colorado corporation), FutureLink Pleasanton Acquisition Corp., a Delaware corporation and CN Networks, Inc., among others.

     17.1  Letter of Resignation of Robert J. Kubbernus dated November 15, 1999

     99.1  News Release of the Registrant dated November 8, 1999.

     99.2  News Release of the Registrant dated November 18, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


     By: /s/ R. Kilambi                                Date:  November 20, 1999
         ------------------------------------
     Raghu Kilambi, Chief Financial Officer

                                 EXHIBIT INDEX


                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

     2.1 Agreement and Plan of Reorganization and Merger dated September 7, 1999 among FutureLink Distribution
           Corp., a Colorado corporation, FutureLink Pleasanton
           Acquisition Corp., a Delaware corporation and CN
           Networks, Inc., among others.

     2.2   Amending Agreement dated October 31, 1999 to the
           Agreement and Plan of Reorganization and Merger dated
           September 7, 1999 among FutureLink Corp., a Delaware corporation (successor to FutureLink Distribution
           Corp., a Colorado corporation), FutureLink Pleasanton
           Acquisition Corp., a Delaware corporation and CN
           Networks, Inc., among others.

    17.1   Letter of Resignation of Robert J. Kubbernus dated
           November 15, 1999

    99.1   News Release of the Registrant dated November 9,
           1999.

    99.2   News Release of the Registrant dated November 18,
           1999.


                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

                             MORELAND & DAVIS, CPAs

                         [MORELAND & DAVIS LETTERHEAD]

JANIS M. DAVIS, C.P.A.
M. WELDON MORELAND, C.P.A.
MICHAEL R. RAMIL, C.P.A.


To The Board of Directors
CN Networks, Inc.
dba Computer Networks
Pleasanton, California

We have audited the accompanying balance sheets of Computer Networks, Inc. as of December 31, 1998 and 1997 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audits in accordance with generally accepted audited standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CN Networks, Inc. dba Computer Networks as of December 31, 1998 and 1997, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

MORELAND & DAVIS
Accountancy firm

/s/ Janis M. Palermo
Certified Public Accountant

August 30, 1999

                                MORELAND & DAVIS
                                ACCOUNTANCY FIRM
                                ----------------
                   1390 Concannon Blvd., Livermore, CA 94550
                       (925) 449-0100 FAX (925) 449-0607

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                        ASSETS

          Current Assets                                         1998          1997
                                                              ----------    ----------
Cash                                                          $   37,628    $   13,913
Accounts Receivable                                            1,060,736     1,077,401
Prepaid Federal Taxes                                              6,805             0
Inventory, at cost                                               206,672       229,783
                                                              ----------    ----------
               Total Current Assets                            1,311,840     1,321,096
                                                              ----------    ----------
          Property, Plant & Equipment
Property, Plant & Equipment, at cost                             226,832       209,409
Accumulated Depreciation                                        (182,534)      (99,642)
                                                              ----------    ----------
               Total Property, Plant & Equipment                  44,297       109,767
                                                              ----------    ----------
          Other Assets
Lease Security Deposits                                           11,440        10,383
Deferred Tax Asset                                                14,635         7,923
                                                              ----------    ----------
               Total Other Assets                                 26,075        18,306
                                                              ----------    ----------
               Total Assets                                   $1,382,213    $1,449,169
                                                              ==========    ==========

                                LIABILITIES AND EQUITY
          Current Liabilities
Accounts Payable                                              $  381,923    $  605,072
Notes Payable, Current Portion (See Note 3)                      509,381       402,564
Sales Tax Payable                                                 34,224        23,389
Federal Income Taxes Payable                                           0        13,900
State Franchise Taxes Payable                                        584         3,031
Deferred Tax Liability                                                 0         1,055
                                                              ----------    ----------
               Total Current Liabilities                         926,112     1,049,011
                                                              ----------    ----------
Notes Payable, Long Term (See Note 3)                             17,119        41,899
                                                              ----------    ----------
               Total Liabilities                                 943,231     1,090,910
                                                              ----------    ----------
          Stockholders' Equity
Common Stock, no par, 1,000,000 Shares
     Authorized, 10,000 Shares Issued and Outstanding             10,000        10,000
Retained Earnings                                                428,981       348,258
                                                              ----------    ----------
               Total Stockholders' Equity                        438,981       358,258
                                                              ----------    ----------
               Total Liabilities and Equity                   $1,382,213    $1,449,169
                                                              ==========    ==========


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                          1998                    1997
                                                  --------------------    ---------------------
Revenue
     Net Sales                                    $5,540,938     99.51%   $6,439,637      99.43%
     Sales Discounts                                  (2,703)    (0.05)       (3,802)     (0.06)
     Freight                                          30,003      0.54        40,645       0.63
                                                  ----------    ------    ----------    -------
          Total Revenue                            5,568,238    100.00     6,476,480     100.00
                                                  ----------    ------    ----------    -------
Cost of Sales                                      3,179,433     57.10     4,308,540      66.53
Purchase Returns                                           0      0.00          (147)     (0.00)
                                                  ----------    ------    ----------    -------
          Gross Profit                             2,388,805     42.90     2,168,087      33.48

General and Administrative Expenses                2,229,931     40.05     1,964,094      30.33
                                                  ----------    ------    ----------    -------
          Net Income from Operations                 158,874      2.85       203,993       3.15
                                                  ----------    ------    ----------    -------
Other Income and (Expense)
     Miscellaneous Income                                187      0.00         1,570       0.02
     Interest Expense                                (41,176)    (0.74)      (44,092)     (0.68)
                                                  ----------    ------    ----------    -------
          Total Other Income and (Expense)           (40,989)    (0.74)      (42,521)     (0.66)
                                                  ----------    ------    ----------    -------
          Earnings Before Income Taxes               117,885      2.12       161,471       2.49

Provision for Income Taxes
     Federal Income Taxes                             24,885      0.45        43,337       0.67
     State Franchise Taxes                            12,277      0.22        14,863       0.23
                                                  ----------    ------    ----------    -------
          Net Income                              $   80,723      1.45%   $  103,271       1.59%
                                                  ==========    ======    ==========    =======


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                       STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      COMMON STOCK
                                                  --------------------    RETAINED
                                                   SHARES      AMOUNT     EARNINGS     TOTAL
                                                  ---------    -------    --------    --------
Balances as of December 31, 1996                  1,000,000    $10,000    $244,987    $254,987
     Net Income                                      --          --        103,271     103,271
                                                  ---------    -------    --------    --------
Balances as of December 31, 1997                  1,000,000     10,000     348,258     358,258
     Net Income                                      --          --         80,723      80,723
                                                  ---------    -------    --------    --------
Balances as of December 31, 1998                  1,000,000    $10,000    $428,981    $438,981
                                                  =========    =======    ========    ========


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                            STATEMENTS OF CASH FLOW
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                1998         1997
                                                              ---------    ---------
Cash Flows from Operating Activities
     Net Income                                               $  80,723    $ 103,271
     Adjustments to Reconcile Net Income to Net Cash (Used)
      Provided by Operating Activities
          Depreciation                                           82,892       58,339
          Deferred Income Tax                                    (7,767)      (9,931)
     (Increase) Decrease In:
          Accounts Receivable                                    16,664     (332,659)
          Inventory                                              23,111     (153,611)
          Other Assets                                           (1,057)          15
          Prepaid Income Taxes                                   (6,805)           0
     Increase (Decrease) In:
          Accounts Payable                                     (223,149)     169,757
          Sales Tax Payable                                      10,835       16,855
          Income Taxes Payable                                  (16,347)       3,992
                                                              ---------    ---------
          Net Cash (Used) by Operating Activities               (40,899)    (143,971)
                                                              ---------    ---------
Cash Flows from Investing Activities
     Acquisition of Property and Equipment                      (17,423)    (126,554)
                                                              ---------    ---------
          Net Cash (Used) by Investing Activities               (17,423)    (126,554)
                                                              ---------    ---------
Cash Flows from Financing Activities
     Acquisition of Debt                                        410,000      618,707
     Repayment of Debt                                         (327,962)    (364,387)
                                                              ---------    ---------
          Net Cash Provided by Financing Activities              82,038      254,320
                                                              ---------    ---------
Net Increase (Decrease) in Cash                                  23,716      (16,205)

Cash at January 1, 1998 and 1997                                 13,913       30,118
                                                              ---------    ---------
Cash at December 31, 1998 and 1997                            $  37,628    $  13,913
                                                              =========    =========

Cash paid for income taxes for the years ended December 31, 1998 and 1997 was $68,081 and $51,210, respectively. Cash paid for interest for the years ended December 31, 1998 and 1997 was $41,176 and $44,092, respectively.


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1 -- ORGANIZATION

Organization and Purpose

CN Networks, Inc., doing business as Computer Networks, Inc. (the Company) was founded in 1991 and incorporated under the laws of the State of California in 1994 with its main office located in Pleasanton, California. The Company provides expert consulting, design and integration services for corporate remote LAN access and dial-out needs.

The Company is governed by a Board of Directors, comprised of the president and corporate secretary. Financial Statements are prepared in-house and reviewed by the directors on a monthly basis.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents. At the financial statement date, the Company had no investments other than cash on the books.

Inventories

Inventories are stated at the lower of cost or market, cost being determined by the average cost method, market being replacement cost.

Property, Plant & Equipment

The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. For financial reporting purposes, the useful lives of assets are 18 to 24 months for Computer Hardware and three years for Office Furniture and Certain Software. Useful lives for tax purposes are five years for Computer Hardware and Software and seven years for Office Furniture. Depreciation is computed on the straight line method for financial reporting purposes and on the double declining balance for income tax purposes. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized.

Advertising Costs

Advertising costs are charged to operations when incurred.


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

Revenue Recognition

Revenue is recognized when products are shipped, support contracts are recognized based on the terms of the contracts, and training revenue is recognized when performed. Losses on returns and contract costs are recorded when they occur.

Income Taxes

The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109 (SFAS 109). SFAS 109 requires, among other things, that deferred income taxes be provided for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities as part of the income tax provisions.

NOTE 3 -- INVENTORIES

Inventories at December 31, 1998 and 1997 consist of:

Hardware                             75,347        Hardware                             87,318
Software                            131,325        Software                            142,465
                                   --------                                           --------
Total                              $206,672        Total                              $229,783
                                   ========                                           ========


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 4 -- LONG-TERM DEBT

Following is a summary of long-term debt at December 31, 1998 and 1997:

     10.5% note payable to bank in monthly principal          $  31,494    $  47,934
     installments of $1,370 plus interest, through November
     19, 2000, secured by the assets of the Company

     10.5% note payable to bank in monthly principal             10,405       18,745
     installments of $695 plus interest, through March 18,
     2000, secured by the assets of the Company

     11.0% note payable to bank in monthly principal                  0        2,808
     installments of $564 plus interest, through May 18,
     1998, secured by the assets of the Company

     Line of credit with bank, maturing March 31, 1999.         484,601      374,976
     Interest payable monthly at 10%, maximum line of credit
     is $700,000 in 1997 and $1,000,000 in 1998. Secured by
     accounts receivable, expected to be refinanced. The
     line of credit was renewed March 23, 1999 in the amount
     of $1,000,000 maturing March 31, 2000 with a rate of
     9.75%
                                                              ---------    ---------
                                                                526,500      444,463

Less: Current maturities included in current liabilities       (509,381)    (402,564)
                                                              ---------    ---------
                                                              $  17,119    $  41,899
                                                              =========    =========

Following are maturities of long-term debt for each of the next two years:

               YEAR ENDED DECEMBER 31,
               -----------------------
                        1999                           $509,381
                        2000                             17,119
                                                       --------
                                                       $526,500
                                                       ========


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 5 -- LEASES

The Company leases its main office and a training facility under operating leases expiring in 2001. The Company has entered into a new lease agreement for its main office effective September 1, 1999 and expiring 2004. Total rental expense recorded in the financial statements for the years under these leases was $113,893 for 1998 and $96,514 for 1997. In addition, on February 3, 1999 the Company signed a lease for additional space to accommodate an expansion of the training facility. Occupancy is scheduled for April, 1999. The Company also pays lease payments on an automobile effective February, 1997 for 60 months. The automobile lease expense recorded in the financial statements was $19,551 for 1998 and $24,775 for 1997. Future minimum rental payments under these operating leases are as follows:

               YEAR ENDED DECEMBER 31,
               -----------------------
                        1999                           $  209,133
                        2000                              245,329
                        2001                              254,259
                        2002                              211,691
                        2003                              210,062
                                                       ----------
                                                       $1,130,474
                                                       ==========


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 6 -- INCOME TAXES

Income tax expense for the year ended December 31, 1998 and 1997 is comprised of the following:

                                                    1998                             1997
                                        -----------------------------    ----------------------------
                                        CURRENT    DEFERRED    TOTAL     CURRENT    DEFERRED   TOTAL
                                        -------    --------    ------    -------    --------   ------
Federal                                 31,505      6,620      24,885    48,538      5,201     43,337
State                                   14,485      2,208      12,277    16,010      1,147     14,863
                                        ------      -----      ------    ------      -----     ------
                                        45,990      8,828      37,162    64,548      6,348     58,200
                                        ======      =====      ======    ======      =====     ======

Deferred tax (liabilities) assets comprise the following at December 31, 1998 and 1997:

Depreciation                                                        0    (1,055)
                                                              -------    ------
     Gross deferred tax liabilities                                 0    (1,055)
                                                              -------    ------
State taxes, net of federal benefit                             4,564     5,808

Depreciation                                                   10,071     2,115
                                                              -------    ------
  Gross deferred tax assets                                    14,635     7,923
                                                              -------    ------
  Net deferred tax assets                                     $14,635    $6,868
                                                              =======    ======


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

The net deferred tax asset represents temporary differences for future tax deductions which can generally be realized by carryback to taxable income in prior years.

The provisions for income taxes differ from the amount of income tax determined by applying the applicable U.S. statutory income tax rate to pre-tax income as follows for the year ended December 31, 1998 and 1997:

Federal statutory rate                                   25%    30%
State income taxes, net of federal tax benefit and
  credits                                                 7%     6%
                                                         ---    ---
                                                         32%    36%
                                                         ===    ===

NOTE 7 -- CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents and trade receivables. The Company places its cash with federally insured financial institutions and as of December 31, 1998 and 1997, the Company's balances do not exceed federally insured limits. Fair value of these financial instruments approximates their carrying values.

The Company believes any risk of accounting loss is significantly reduced due to the diversity of its services, end customers and geographic sales areas. The Company performs credit evaluations of its customers' financial condition whenever necessary. The Company generally does not require cash collateral or other security to support customer receivables and has historically had little problems with collecting their accounts receivable. For the year ended December 31, 1997 the Company had two customers that individually had accounts receivable balances exceeding 10% of the total accounts receivable balance. For the year ended December 31, 1998 no individual customer exceeded 10% of the total accounts receivable balance.


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                           SCHEDULE OF NOTES PAYABLE
                   FOR YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                1998        1997
                                                              --------    --------
CURRENT PORTION
     Bank of Walnut Creek #104557                             $484,601    $374,976
     Bank of Walnut Creek #504728                                    0       2,808
     Bank of Walnut Creek #105190                                8,340       8,340
     Bank of Walnut Creek #505865                               16,440      16,440
                                                              --------    --------
          Total Current Portion of Notes Payable               509,381     402,564
                                                              --------    --------
LONG TERM PORTION
     Bank of Walnut Creek #105190                                2,065      10,405
     Bank of Walnut Creek #505865                               15,054      31,494
                                                              --------    --------
          Total Long-Term Portion of Notes Payable              17,119      41,899
                                                              --------    --------
          Total Notes Payable                                 $526,500    $444,463
                                                              ========    ========


                        See Independent Auditor's Report

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                           SCHEDULES OF GROSS PROFIT
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                        1998                      1997
                                                ---------------------    ----------------------
DEPARTMENT 01
     Sales                                      $ 4,291,132    100.00%   $ 5,762,798     100.00%
     Sales Returns                                 (185,171)    (4.32)      (294,680)     (5.11)
     Cost of Sales                               (3,078,594)   (71.74)    (4,303,017)    (74.67)
                                                -----------    ------    -----------    -------
          Gross Profit -- Department 01         $ 1,027,367     23.94%   $ 1,165,101      20.22%
                                                ===========    ======    ===========    =======
DEPARTMENT 02
     Sales                                      $ 1,293,619    100.00%   $ 1,070,597     100.00%
     Sales Returns                                 (132,306)   (10.23)      (112,848)    (10.54)
     Cost of Sales                                  (60,637)    (4.69)        (3,753)     (0.35)
                                                -----------    ------    -----------    -------
          Gross Profit -- Department 02         $ 1,100,676     85.09%   $   953,995      89.11%
                                                ===========    ======    ===========    =======
DEPARTMENT 03
     Sales                                      $   276,854    100.00%   $    27,540     100.00%
     Sales Returns                                   (3,190)    (1.15)       (13,770)    (50.00)
     Cost of Sales                                  (40,202)   (14.52)        (1,770)     (6.43)
                                                -----------    ------    -----------    -------
          Gross Profit -- Department 03         $   233,462     84.33%   $    12,000      43.57%
                                                ===========    ======    ===========    =======


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                            1998                   1997
                                                     -------------------    -------------------
GENERAL AND ADMINISTRATIVE EXPENSES
     Salaries and Wages                              $  717,157    11.07%   $  569,121     8.79%
     Commissions                                        767,206    11.85       749,765    11.58
     Accounting                                           3,987      .06         1,667     0.03
     Auto Insurance                                         685     0.01         1,352     0.02
     Auto Lease                                          19,551     0.30        24,775     0.38
     Bank Charges and Credit Card Fees                    8,956     0.14         6,504     0.10
     Brochures                                            4,159     0.06         8,674     0.13
     Building Maintenance                                 1,210     0.02           839     0.01
     CNI Sales Seminars                                   4,795     0.07         6,940     0.11
     Cellular Phone                                       7,214     0.11         2,877     0.04
     Contract Labor                                         750     0.01         1,500     0.02
     Depreciation                                        82,892     1.28        58,352     0.90
     Dues, Memberships and Subscriptions                 20,746     0.32         9,896     0.15
     Employee Benefits                                   46,504     0.72        43,957     0.68
     Employee Training                                    8,978     0.14        10,263     0.16
     Entertainment                                        1,632     0.03         4,693     0.07
     Freight                                             30,080     0.46        47,975     0.74
     Freight Insurance                                   12,260     0.19            69     0.00
     Furniture and Equipment Lease                       47,385     0.73        27,624     0.43
     Installation Services                                    0     0.00         1,772     0.03
     Inventory Losses                                    21,703     0.34             0     0.00
     Licenses, Permits and Taxes                          3,775     0.06         3,433     0.05
     Lodging                                             14,677     0.23        19,009     0.29
     Maintenance Contract Parts                          13,927     0.22        15,419     0.24
     Marketing Research                                       0     0.00           826     0.01
     Meals                                                7,094     0.11         6,638     0.10
     Office Expense                                         100     0.00             0     0.00
     Office Supplies                                     15,635     0.24        12,309     0.19
     Other Promotions                                     4,483     0.07         1,337     0.02
     Packaging                                              275     0.00           264     0.00
     Pagers                                               4,915     0.08         4,096     0.06
     Payroll Taxes                                       88,152     1.36        83,037     1.28
     Postage                                              2,987     0.05         5,671     0.09
     Print Advertising                                   14,389     0.22         1,482     0.02
     Public Relations                                         0     0.00           555     0.01
     Relocation Expense                                       0     0.00         4,140     0.06
     Rent -- Building                                   112,321     1.73        96,514     1.49
     Rent -- Offsite Storage                              1,572     0.02           934     0.01
     Software Support Services                           15,217     0.23        20,286     0.31
     Telephone and Fax                                   51,263     0.79        45,889     0.71
     Training Consultants                                15,084     0.23         6,600     0.10
     Transportation                                      42,077     0.65        46,375     0.72
     Utilities                                                0     0.00           140     0.00
     Workers' Compensation Insurance                     14,138     0.22        10,527     0.16
                                                     ----------    -----    ----------    -----
          TOTAL GENERAL AND ADMINISTRATIVE EXPENSES  $2,229,931    40.05    $1,964,094    30.33
                                                     ==========    =====    ==========    =====


                      See Independent Auditor's Report and
                               Accompanying Notes

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                              FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998

                             MORELAND & DAVIS, CPAs

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                                 BALANCE SHEETS
                          SEPTEMBER 30, 1999 AND 1998

Unaudited                                                        1999          1998
                                                              ----------    ----------
                                        ASSETS
          Current Assets
Cash                                                          $  272,314    $  146,665
Accounts Receivable                                            1,759,730       916,227
Inventory, at cost                                               201,807       263,537
                                                              ----------    ----------
               Total Current Assets                            2,233,850     1,326,428
                                                              ----------    ----------
          Property, Plant & Equipment
Property, Plant & Equipment, at cost                             242,570       209,409
Accumulated Depreciation                                        (205,273)     (166,729)
                                                              ----------    ----------
               Total Property, Plant & Equipment                  37,297        42,680
                                                              ----------    ----------
          Other Assets
Lease Security Deposits                                           28,389        10,383
Deferred Tax Asset                                                18,188        10,976
                                                              ----------    ----------
               Total Other Assets                                 46,577        21,359
                                                              ----------    ----------
               Total Assets                                   $2,317,724    $1,390,468
                                                              ==========    ==========


                                LIABILITIES AND EQUITY
          Current Liabilities
Accounts Payable                                              $1,143,632    $  444,091
Notes Payable, Current Portion (See Note 3)                      549,186       454,670
Sales Tax Payable                                                 51,983        30,237
Payroll Taxes Payable                                             36,456        19,676
Federal Income Taxes Payable                                      11,970           354
State Franchise Taxes Payable                                      2,516         2,329
                                                              ----------    ----------
               Total Current Liabilities                       1,795,743       951,358
                                                              ----------    ----------
Notes Payable, Long Term (See Note 3)                              2,724        23,314
                                                              ----------    ----------
               Total Liabilities                               1,798,467       974,672
                                                              ----------    ----------
          Stockholders' Equity
Common Stock, no par, 1,000,000 Shares
     Authorized, 10,000 Shares Issued and Outstanding             10,000        10,000
Retained Earnings                                                509,257       405,796
                                                              ----------    ----------
               Total Stockholders' Equity                        519,257       415,796
                                                              ----------    ----------
               Total Liabilities and Equity                   $2,317,724    $1,390,468
                                                              ==========    ==========

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

Unaudited                                                  1999                    1998
                                                   --------------------    --------------------
Revenue
     Net Sales                                     $5,862,391     99.37 %  $3,962,871     99.62 %
     Sales Discounts                                   (1,012)    (0.02)       (2,101)    (0.05)
     Freight                                           38,068      0.65        17,055      0.43
                                                   ----------    ------    ----------    ------
          Total Revenue                             5,899,447    100.00     3,977,825    100.00
                                                   ----------    ------    ----------    ------

Cost of Sales                                       3,850,358     65.27     2,229,366     56.04
Purchase Returns                                            0      0.00             0      0.00
                                                   ----------    ------    ----------    ------
          Gross Profit                              2,049,089     34.73     1,748,459     43.96

General and Administrative Expenses                 1,899,508     32.20     1,630,072     40.98
                                                   ----------    ------    ----------    ------
          Net Income from Operations                  149,581      2.54       118,387      2.98
                                                   ----------    ------    ----------    ------

Other Income and (Expense)
     Miscellaneous Income                                   0      0.00           187      0.00
     Interest Expense                                 (34,527)    (0.59)      (28,362)    (0.71)
                                                   ----------    ------    ----------    ------
          Total Other Income and (Expense)            (34,527)    (0.59)      (28,175)    (0.71)
                                                   ----------    ------    ----------    ------
          Earnings Before Income Taxes                115,054      1.95        90,212      2.27

Provision for Income Taxes
     Federal Income Taxes                              20,663      0.35        22,117      0.56
     State Franchise Taxes                             14,116      0.24        10,558      0.27
                                                   ----------    ------    ----------    ------
                                                       34,779      0.59        32,675      0.55
                                                   ----------    ------    ----------    ------
          Net Income                                   80,275      1.36        57,537      1.45

Retained Earnings at Beginning of Year                428,982                 348,259
                                                   ----------              ----------
Retained Earnings at End of Year                   $  509,257              $  405,796
                                                   ==========              ==========

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                            STATEMENTS OF CASH FLOW
                          SEPTEMBER 30, 1999 AND 1998

Unaudited                                                       1999         1998
                                                              ---------    ---------
Cash Flows from Operating Activities
     Net Income                                               $  80,275    $  57,537
     Adjustments to Reconcile Net Income to Net Cash (Used)
      Provided by Operating Activities
          Depreciation                                           22,739       67,087
          Deferred Income Tax                                    (3,553)      (3,053)
     (Increase) Decrease In:
          Accounts Receivable                                  (698,995)     161,174
          Inventory                                               4,865      (33,754)
          Other Assets                                          (16,949)           0
          Prepaid Income Taxes                                    6,805            0
     Increase (Decrease) In:
          Accounts Payable                                      761,709     (160,981)
          Sales Tax Payable                                      17,759        6,848
          Payroll Taxes Payable                                  36,456       19,676
          Income Taxes Payable                                   13,902      (15,303)
                                                              ---------    ---------
          Net Cash (Used) by Operating Activities               225,014       99,231
                                                              ---------    ---------

Cash Flows from Investing Activities
     Acquisition of Property and Equipment                      (15,738)           0
                                                              ---------    ---------
          Net Cash (Used) by Investing Activities               (15,738)           0
                                                              ---------    ---------

Cash Flows from Financing Activities
     Acquisition of Debt                                         42,819       54,914
     Repayment of Debt                                          (17,409)     (21,393)
                                                              ---------    ---------
          Net Cash Provided by Financing Activities              25,410       33,521
                                                              ---------    ---------
Net Increase (Decrease) in Cash                                 234,686      132,752

Cash at January 1, 1999 and 1998                                 37,628       13,913
                                                              ---------    ---------
Cash at September 30, 1999 and 1998                           $ 272,314    $ 146,665
                                                              =========    =========

Cash paid for income taxes for the nine months ended September 30, 1999 and 1998 was $23,216 and $34,100, respectively. Cash paid for interest for the nine months ended September 30, 1999 and 1998 was $34,527 and $28,362, respectively.

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998
Unaudited
NOTE 1 -- ORGANIZATION

ORGANIZATION AND PURPOSE

CN Networks, Inc., doing business as Computer Networks, Inc. (the Company) was founded in 1991 and incorporated under the laws of the State of California in 1994 with its main office located in Pleasanton, California. The Company provides expert consulting, design and integration services for corporate remote LAN access and dial-out needs.

The Company is governed by a Board of Directors, comprised of the president and corporate secretary. Financial Statements are prepared in-house and reviewed by the directors on a monthly basis.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents. At the financial statement date, the Company had no investments other than cash on the books.

INVENTORIES

Inventories are stated at the lower of cost or market, cost being determined by the average cost method, market being replacement cost.

PROPERTY, PLANT & EQUIPMENT

The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. For financial report purposes, the useful lives of assets are 18 to 24 months for Computer Hardware and three years for Office Furniture and Certain Software. Useful lives for tax purposes are five years for Computer Hardware and Software and seven years for Office Furniture. Depreciation is computed on the straight line method for financial reporting purposes and on the double declining balance for income tax purposes. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized.

ADVERTISING COSTS

Advertising costs are charged to operations when incurred.

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998

Unaudited
REVENUE RECOGNITION

Revenue is recognized when products are shipped, support contracts are recognized based on the terms of the contracts, and training revenue is recognized when performed. Losses on returns and contract costs are recorded when they occur.

INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109 (SFAS 109). SFAS 109 requires, among other things, that deferred income taxes be provided for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities as part of the income tax provisions.

NOTE 3 -- LONG-TERM DEBT

Following is a summary of long-tern debt at September 30, 1999 and 1998:

    10.5% note payable to bank in monthly principal installments  $  20,369    $  35,604
      of $1,370.00 plus interest, through November 19, 2000,
      secured by the assets of the Company

    10.5% note payable to bank in monthly principal installments      4,120       12,490
      of $695.00 plus interest, through March 18, 2000, secured
      by the assets of the Company

    Line of credit with bank, maturing March 31, 1999. Interest     527,420      429,890
      payable monthly at 10%, maximum line of credit is
      $700,000.00 in 1997 and $1,000,000.00 in 1998. Secured by
      accounts receivable, expected to be refinanced
                                                                  ---------    ---------
                                                                    551,909      477,984

    Less: Current maturities included in current liabilities       (549,185)    (454,670)
                                                                  ---------    ---------
                                                                  $   2,724    $  23,314
                                                                  =========    =========

Following are maturities of long-term debt for each of the next two years:

           YEAR ENDED SEPTEMBER 30,
           ------------------------
                     2000                          $549,215
                     2001                             2,724
                                                   --------
                                                   $551,939
                                                   ========

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998

Unaudited
NOTE 4 -- LEASES

The Company leases its main office and a training facility under operating leases expiring in 2001. The Company has entered into a new lease agreement for its main office effective September 1, 1999 and expiring 2004. Total rental expense recorded in the financial statements for the nine months ended September 30, under these leases was $123,585 for 1999 and $87,835 for 1998. In addition, on February 3, 1999 the Company signed a lease for additional space to accommodate an expansion of the training facility. Occupancy is scheduled for April, 1999. The Company also pays lease payments on an automobile effective February, 1997 for 60 months. The automobile lease expense recorded in the financial statements was $19,551 for 1999 and $24,775 for 1998. Future minimum rental payments under these operating leases are as follows:

              YEAR ENDED DECEMBER 31,
              -----------------------
                   1999                              $  209,133
                   2000                                 245,329
                   2001                                 254,259
                   2002                                 211,691
                   2003                                 210,062
                                                     ----------
                                                     $1,130,474
                                                     ==========

NOTE 5 -- INCOME TAXES

Income tax expense for the period ended September 30, 1999 and 1998 is comprised of the following:


                                                     1999                           1998
                                        -----------------------------  ------------------------------
                                        CURRENT    DEFERRED    TOTAL    CURRENT    DEFERRED    TOTAL
                                        -------    --------    ------   -------    --------    ------
    Federal                             26,966       6,303     20,663   25,894      3,777      22,117
    State                               11,366      (2,750)    14,116   10,889        331      10,558
                                        ------      ------     ------   ------      -----      ------
                                        38,332       3,553     34,779   36,783      4,108      32,675
                                        ======      ======     ======   ======      =====      ======

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                         NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998

Unaudited
Deferred tax (liabilities) assets comprise the following at September 30, 1999 and 1998:

Depreciation                                             0          0
                                                   -------    -------
     Gross deferred tax liabilities                      0          0
                                                   -------    -------
State taxes, net of federal benefit                  3,650      3,423

Depreciation                                        14,538      7,553
                                                   -------    -------
     Gross deferred tax assets                      18,188     10,976
                                                   -------    -------
     Net deferred tax assets                       $18,188    $10,976
                                                   =======    =======

The net deferred tax asset represents temporary differences for future tax deductions which can generally be realized by carryback to taxable income in prior years.

The provisions for income taxes differ from the amount of income tax determined by applying the applicable U.S. statutory income tax rate to pretax income as follows for the periods ended September 30, 1999 and 1998:

Federal statutory rate                                   28%    27%
State income taxes, net of federal tax benefit and
  credits                                                 3%    10%
                                                         ---    ---
                                                         31%    37%
                                                         ===    ===

                               CN NETWORKS, INC.
                             dba COMPUTER NETWORKS
                          NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998

Unaudited
NOTE 6 -- CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents and trade receivables. The Company places its cash with federally insured financial institutions and as of September 30, 1999 and 1998, the Company's balances do not exceed federally insured limits. Fair value of these financial instruments approximates their carrying values.

The Company believes any risk of accounting loss is significantly reduced due to the diversity of its services, end customers, and geographic sales areas. The Company performs credit evaluations of its customers' financial condition whenever necessary. The Company generally does not require cash collateral or other security to support customer receivables and has historically had little problems with collecting their accounts receivable. For the periods ended September 30, 1999 and 1998 the Company had one customer that individually had an accounts receivable balance exceeding 10% of the total accounts receivable balance.